SCHEDULE 14A

(Rule 14a-101)

INFORMATION REQUIRED IN PROXY STATEMENT

SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of the

Securities Exchange Act of 1934

(Amendment No.     )

Filed by the Registrant ☒   Filed by a Party other than the Registrant ☐

Check the appropriate box:

☐	Preliminary Proxy Statement

☐	Confidential, For Use of the Board Only (as permitted by Rule 14a-6(e)(2))

☒	Definitive Proxy Statement

☐	Definitive Additional Materials

☐	Soliciting Material Pursuant to § 240.14a-12

BANK OF THE JAMES FINANCIAL GROUP, INC.

(Name of Registrant as Specified in Its Charter)

(Name of Person(s) Filing Proxy Statement, if Other Than the Registrant)

Payment of filing fee (check the appropriate box):

☒	No fee required.

☐	Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11

(1)	Title of each class of securities to which transaction applies:

(2)	Aggregate number of securities to which transaction applies:

(3)	Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and how it was determined):

(4)	Proposed maximum aggregate value of transaction:

(5)	Total fee paid

☐	Fee paid previously with preliminary materials:

☐	Check box if any part of the fee is offset as provided in Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the form or schedule and the date of filing.

(1)	Amount previously paid:

(2)	Form, Schedule or Registration Statement No.:

(3)	Filing Party:

(4)	Date filed:

[BANK OF THE JAMES FINANCIAL GROUP, INC. LETTERHEAD]

Dear Shareholders:

You are cordially invited to attend the Annual Meeting of Shareholders of Bank of the James Financial Group, Inc. (“Financial”), which will be held on May 12, 2005 at 4:00 p.m., at the Bank of the James Building, 828 Main St., 8th Floor, Lynchburg, Virginia 24504 (the “Meeting”). At the Meeting, the shareholders will elect four directors for terms of three years each and vote on a proposal to ratify Cherry, Bekaert & Holland, L.L.P. as the independent auditors of Financial for the year ended December 31, 2005.

Your vote is important. Whether or not you plan to attend in person, it is important that your shares be represented at the Meeting. You may vote your shares via a toll-free telephone number, via the internet, or you may complete, sign, date, and mail the enclosed proxy card to StockTrans, Inc., 44 West Lancaster Avenue, Ardmore, PA 19003. A postage-paid return envelope is enclosed for your convenience. Instructions for all three methods of voting are contained with the proxy card. If you decide to attend the Meeting and vote in person, or if you wish to revoke your proxy for any reason prior to the vote at the Meeting, you may do so, and your proxy will have no further effect. We began mailing these proxy materials to you on or about April 1, 2005.

The board of directors and management of Financial appreciate your continued support and look forward to seeing you at the Meeting.

Sincerely Yours,

Robert R. Chapman III
President

Lynchburg, Virginia

April 1, 2005

BANK OF THE JAMES FINANCIAL GROUP, INC.

828 Main Street

Lynchburg, VA 24504

NOTICE OF ANNUAL MEETING OF SHAREHOLDERS

To Be Held On May 12, 2005 at 4:00 p.m.

NOTICE IS HEREBY GIVEN that pursuant to its bylaws and call of its directors, the Annual Meeting (the “Meeting”) of the holders of shares of Common Stock (“Common Stock”) of Bank of the James Financial Group, Inc. (“Financial”) will be held at the Bank of the James Building, 828 Main St., 8th Floor, Lynchburg, Virginia 24504 on May 12, 2005 at 4:00 p.m. local time, for the following purposes:

1. Election of Directors. To elect four (4) Group Two directors for a term of three years or until their respective successors are elected and qualified.

2. Ratification of Selection of Auditors. To ratify the selection by Financial of Cherry, Bekaert & Holland, L.L.P., independent public accountants to audit the financial statements of Financial for the fiscal year ending on December 31, 2005.

3. Other Business. To act upon such other matters as may properly come before the meeting or any adjournment or postponement thereof.

Your attention is directed to the Proxy Statement accompanying this Notice for a more complete statement regarding the matters proposed to be acted upon at the Meeting.

Holders of shares of Common Stock of record at the close of business on March 25, 2005, will be entitled to vote at the Meeting or any postponements or adjournments thereof.

A copy of Financial’s Annual Report for the year ended December 31, 2004, a Proxy Statement, and a proxy card accompany this notice.

Regardless of whether you plan to attend the Meeting, we urge you to vote your shares via a toll-free telephone number, via the internet, or by completing, signing, dating, and mailing the enclosed proxy card in the enclosed envelope to StockTrans, Inc., 44 West Lancaster Avenue, Ardmore, PA 19003.

If you are present at the Meeting, you may vote in person even if you have already returned your proxy.

Lynchburg, Virginia	BY ORDER OF THE BOARD OF DIRECTORS
April 1, 2005

J. Todd Scruggs, Secretary

YOU ARE CORDIALLY INVITED TO ATTEND THIS MEETING. IT IS IMPORTANT THAT YOUR SHARES BE REPRESENTED REGARDLESS OF THE NUMBER THAT YOU OWN. EVEN IF YOU PLAN TO BE PRESENT, YOU ARE URGED TO VOTE BY PROXY. IF YOU ATTEND THIS MEETING, YOU MAY VOTE EITHER IN PERSON OR BY YOUR PROXY. ANY PROXY GIVEN MAY BE REVOKED BY YOU IN WRITING OR IN PERSON AT ANY TIME PRIOR TO THE EXERCISE THEREOF.

BANK OF THE JAMES FINANCIAL GROUP, INC.

828 Main Street

Lynchburg, VA 24504

PROXY STATEMENT

ANNUAL MEETING OF SHAREHOLDERS

May 12, 2005 at 4:00 p.m.

GENERAL INFORMATION

This Proxy Statement is furnished to holders of common stock, par value $2.67 per share (“Common Stock”), of Bank of the James Financial Group, Inc. (“Financial”) in connection with the solicitation of proxies on behalf of the board of directors of Financial. This Proxy Statement is to be used at the Annual Meeting of Shareholders to be held on May 12, 2005 at 4:00 p.m., at the Bank of the James Building, 828 Main St., 8th Floor, Lynchburg, Virginia 24504, and any adjournment or postponement thereof (the “Meeting”). In addition to solicitation by mail, Financial will request banks, brokers and other custodians, nominees and fiduciaries to send proxy materials to the beneficial owners and to secure their voting instructions, if necessary. Officers and regular employees of Bank of the James (the “Bank”) or Financial may solicit proxies personally, by telephone, facsimile, or otherwise, from some shareholders if proxies are not received promptly.

This Proxy Statement and the enclosed proxy card are being mailed to Financial’s shareholders on or about April 1, 2005.

Revocation and Voting of Proxies

Any shareholder who executes a proxy has the power to revoke it at any time before it is voted by giving written notice of revocation to Financial, by executing and delivering a substitute proxy to Financial, or by attending the Meeting and voting in person. If a shareholder desires to revoke a proxy by written notice, such notice should be mailed or delivered, so that it is received on or prior to the meeting date, to J. Todd Scruggs, Secretary, Bank of the James Financial Group, Inc., 828 Main Street, Lynchburg, Virginia 24504.

At the Meeting, the shareholders will take the following actions: 1) elect four (4) Group Two directors for a term of three years; 2) vote on a proposal to ratify Cherry, Bekaert & Holland, L.L.P. as the independent auditors of Financial for fiscal year 2005; and 3) take action on such other matters as properly may come before the Meeting or any postponement or adjournment thereof.

Voting Rights of Shareholders

The principal executive offices of Financial are located at 828 Main Street, Lynchburg, Virginia 24504. The board of directors has fixed the close of business on March 25, 2005 as the record date (the “Record Date”) for the determination of the holders of shares of Common Stock entitled to receive notice of and to vote at the Meeting. As of the record date, there were approximately 1,550,968 shares of Common Stock outstanding and entitled to vote, which shares were held by approximately 2,000 shareholders of record. Each share of Common Stock is entitled to one vote on all matters to be acted upon at the Meeting.

As of the Record Date, to the knowledge of Financial’s management, no person owned beneficially more than 5% of any class of Financial’s outstanding Common Stock. As of the Record

Date, directors and executive officers of Financial and their affiliates, as a group, owned of record and beneficially, inclusive of options that have vested or will vest within 60 days of March 15, 2005, a total of 280,863 shares of Common Stock, or approximately 18.11% of the shares of Common Stock outstanding on such date. Directors and executive officers of Financial have indicated an intention to vote their shares of Common Stock FOR the election of the nominees set forth on the enclosed proxy and FOR the ratification of Cherry, Bekaert & Holland, L.L.P. as independent auditors for 2005.

The presence in person or by proxy of at least a majority of the outstanding shares of Common Stock entitled to vote is necessary to constitute a quorum at the Meeting. With regard to the election of directors set forth in Proposal One, the proxy being provided by the board enables a stockholder to vote for the election of the nominees proposed by the board, to withhold authority to vote for the nominees being proposed, or to vote for the election of certain nominees. In the election of directors, those receiving the greatest number of votes will be elected even if they do not receive a majority. All other matters coming before the Meeting will be determined by majority vote of those present in person or by proxy and entitled to vote.

A shareholder may abstain or (only with respect to the election of directors) withhold his vote (collectively, “Abstentions”) with respect to each item submitted for shareholder approval. Abstentions will be counted for purposes of determining the existence of a quorum. Abstentions will not be counted as voting in favor of the relevant item.

Except for certain items for which brokers are prohibited from exercising their discretion, a broker who holds shares in “street name” has the authority to vote on certain items when it has not received instructions from the beneficial owner. Where brokers do not have or do not exercise such discretion, the inability or failure to vote is referred to as a “broker nonvote.” Under the circumstances where the broker is not permitted to, or does not, exercise its discretion, assuming proper disclosure to Financial of such inability to vote, broker nonvotes will be counted for purposes of determining the existence of a quorum, but will not be counted as voting in favor of the particular matter.

Financial has retained StockTrans, Inc. (“StockTrans”) to oversee the mechanics of the solicitation of this proxy. StockTrans will prepare the mailing labels, place the proxy materials in envelopes, mail the proxy materials to shareholders of record (at Financial’s expense), receive the proxies from the shareholders, tally the proxy votes, and present the final numbers to Financial. In exchange for this service, Financial will pay StockTrans an approximate amount of $20,000, inclusive of postage.

Shareholders of Financial are requested to vote their shares via a toll-free telephone number, via the internet at the following address on the World Wide Web: http://www.votestock.com, or by completing, dating, and signing the form of proxy and returning it promptly to StockTrans, Inc., 44 West Lancaster Avenue, Ardmore, PA 19003 in the enclosed envelope. If a proxy is properly executed and returned in time for voting, it will be voted as indicated thereon. If no voting instructions are given, the persons named as proxies thereon intend to vote all shares represented by such proxy as follows:

(1) FOR the election of the persons named in Proposal One herein as nominees for directors of Financial to hold office until the 2008 Annual Meeting of Financial’s shareholders and until their successors have been duly elected and qualified; and

(2) FOR ratification of Cherry, Bekaert & Holland, L.L.P., independent public accountants, to audit the financial statements of Financial for the fiscal year ending on December 31, 2005; and

(3) In their discretion on the transaction of such other business as properly may come before the Meeting or any adjournments or postponements thereof.

The cost of soliciting proxies, including the fees paid to StockTrans, for the Meeting will be borne by Financial.

PROPOSAL ONE

ELECTION OF DIRECTORS

Financial’s articles of incorporation provide that the board of directors is to be composed of no less than five and no more than twenty-five directors. The articles of incorporation further provide that the board of directors shall be divided into three groups (Groups One, Two and Three), as nearly equal in number as possible with staggered terms. The current term of office of the Group Two directors expires at the 2005 Annual Meeting. The terms of the Group Three and Group One directors will expire in 2006 and 2007, respectively. Directors from Group Two, consisting of four (4) directors, will be elected at the Meeting.

At the Meeting, directors from Group Two will be elected for a term of three (3) years to expire at the 2008 Annual Meeting of Shareholders of Financial. At each subsequent Annual Meeting of Shareholders of Financial, one (1) group of directors, approximately one third of the total, will be elected for a three year term. Directors will continue to serve until their successors are duly elected and qualified. This proposal is designated as Item No. 1 in the enclosed Proxy.

Each of the nominees are incumbent Group Two directors of Financial and is serving until the Meeting.

The following information sets forth the names, ages (as of May 12, 2005), the period during which each has served as a director, principal occupations, and business experience for the last five years concerning the nominees for Group Two, as well as the same information about the Group Three and One directors, who will continue in office until the 2006 and 2007 Annual Meetings of Shareholders respectively:

THE BOARD OF DIRECTORS RECOMMENDS THAT THE SHAREHOLDERS VOTE “FOR” THE NOMINEES SET FORTH BELOW.

Nominees for Election of Directors

Group Two Directors

Name and Age	Director Since (1)	Principal Occupation During Past Five Years
Robert R. Chapman III, 42	1998	President of Financial since January, 2004 and President and Chief Executive Officer of the Bank since January, 2003. From July, 1999 to December 31, 2002, Mr. Chapman served as the Executive Vice President of the Bank. From June, 1998 until July, 1999, Mr. Chapman was an Organizer of Bank of the James. Previously, Mr. Chapman was the Vice President of Commercial Lending at Crestar Bank.

Donna Schewel Clark, 54	1998	Secretary and General Counsel of Schewel Furniture Co., Inc.

Richard R. Zechini, 66	1998	Orthodontist and President, Richard R. Zechini, D.D.S., Ltd.

Augustus A. Petticolas, Jr., 55	2005	Dentist, Dr. Augustus A. Petticolas, Jr., General Dentistry.

Directors Continuing in Office

Group Three Directors (Serving Until 2006 Annual Meeting)

Name and Age	Director Since (1)	Principal Occupation During Past Five Years
Ronald V. Dolan, 62	1998	Retired President and CEO of First Colony Life Insurance Company.

James R. Hughes, Jr., 69	1998	Vice Chairman of Financial and the Bank since January 1, 2004. From January 1, 2003 to December 31, 2003, Mr. Hughes served as Chief Executive Officer and Vice Chairman of the Bank. From January 1, 1999 to December 31, 2002, Mr. Hughes served as President and Chief Executive Officer of the Bank. Previously, Mr. Hughes was self-employed as an investment advisor.

Kenneth S. White, 65	1998	Of Counsel, Edmunds & Williams, P.C., Lynchburg, Virginia. From February, 2001 to February, 2004 Mr. White served as President, The Greater Lynchburg Community Trust. Previously, Mr. White was a partner at Edmunds & Williams, P.C.

Group One Directors (Serving Until 2007 Annual Meeting)

Name and Age	Director Since (1)	Principal Occupation During Past Five Years
Donald M. Giles, 63	1998	President of Moore & Giles, Inc.

Thomas W. Pettyjohn, Jr., 58	1998	Vice Chairman of Financial since January 1, 2004 and the Bank since 1999. Investment Advisor at Davidson & Garrard, Inc., an investment advisory business. Mr. Pettyjohn retired as Executive Vice President, Real Estate Administration, Central Fidelity National Bank in 1998.

(1)	For all dates prior to 2004, includes service as a director for the Bank, predecessor of Financial.

Corporate Governance and the Board of Directors and its Committees

General

The business and affairs of Financial are managed under the direction of the board of directors in accordance with the Virginia Stock Corporation Act, Financial’s articles of incorporation, and Financial’s bylaws. Members of the board of directors are kept informed of Financial’s business through discussions with management, by reviewing materials provided to them, and by participating in meetings of the board of directors and its committees.

Independence of Directors

The following eight of the ten members of the board of directors are “independent” as defined by the rules and regulations of the Securities and Exchange Commission and Marketplace Rule 4200(a)(15) of the National Association of Securities Dealers, Inc. (“NASD”): Messrs. Counts, Dolan, Giles, Pettyjohn, White, Drs. Petticolas and Zechini, and Ms. Clark.

Meeting Attendance

Board and Committee Meetings

The board of Financial held four (4) meetings during 2004. During 2004, except for Mr. Hutcherson who attended 72% of the meetings of the board and the committees on which he served, each of the directors attended at least 75% of the meetings of the board of Financial and the committees of Financial on which they serve. In addition, the board of the Bank held meetings regularly each month. During 2004, there were twelve (12) meetings of the board of directors of Financial. During 2004, except for Mr. Hutcherson who attended 73% of the meetings of the board and the committees on which he served, each of the directors attended at least 75% of the meetings of the board and the committees of the both Financial and the Bank on which they serve.

In 2004, the non-employee directors received as compensation $500 for each meeting of the board of directors of Financial and the Bank that they attended and $150 for each meeting of committees on which they serve that they attended, except that a) non-employee directors received only one board fee when the boards of Financial and the Bank met on the same day; and b) non-employee directors received only one committee fee when a committee of Financial and its corresponding committee of the Bank met on the same day. The board compensation structure will be unchanged in 2005.

Annual Meeting of Shareholders

Financial encourages each member of the board of directors to attend the Annual Meeting of Shareholders. All of the directors attended the 2004 Annual Meeting of Shareholders of Financial.

Committees of the Board of Directors of Financial

The board of directors of Financial has the following three standing committees to assist the board in the discharge of its duties: Executive Committee, Audit Committee, and Nominating Committee. In addition, the board of directors of the Bank has the following six (6) standing committees to assist it in the discharge of its duties: Executive Committee, Audit Committee, Nominating Committee, Loan Committee, Investment Committee, and Compensation Committee.

Executive Committees of Financial and the Bank

Each Executive Committee interacts with its respective President with regard to personnel decisions including salaries and benefits of officers and employees, reviews extraordinary confidential issues, and serves as a forum for discussing executive decisions. Each Executive Committee has all the powers of its board in the management and the conduct of the business and affairs of the company in the intervals between meetings of the full board, except that neither Executive Committee may increase the number of directors, fill vacancies on the board, remove directors, approve an amendment to the articles of incorporation or bylaws, approve a plan of merger or consolidation, or take other actions that cannot by law be delegated by the board. During the fiscal year ended December 31, 2004, the Executive Committee of the board of directors of both Financial and the Bank were comprised of Messrs. White, Chapman, Dolan, Hughes, and Pettyjohn and Ms. Clark. For the year ended December 31, 2004 the Executive Committee of Financial and the Bank had nine (9) meetings.

Audit Committees of Financial and the Bank

Each Audit Committee reviews and approves compliance policies and procedures and assists and monitors general audits performed by federal and state agencies. Each Audit Committee is responsible for the selection and recommendation of the independent accounting firm for the annual audit. The Audit Committee of Financial reviews and accepts the reports of Financial’s independent auditors, internal auditor, and federal and state examiners. During fiscal year ended December 31, 2004 the Audit Committee of the board of directors of both Financial and the Bank was comprised of Ms. Clark and Messrs. Counts, Dolan, Carl B. Hutcherson (1), White, and Dr. Zechini. For the year ended December 31, 2004 the Audit Committee of Financial and the Bank had seven (7) meetings. The Audit Committee of Financial has a written charter, a copy of which is available at the “Investor Relations” section of the Bank’s website: www.bankofthejames.com. Additionally, the rules and the regulations of the Securities and Exchange Commission require Financial to disclose whether it has an “audit committee financial expert” as defined in Item 401(e) of Regulation S-B promulgated by the Securities and Exchange Commission. Financial’s board has determined that Ronald V. Dolan is an “audit committee financial expert” as that term is defined in Item 401(e) of Regulation S-B promulgated by the Securities and Exchange Commission. Mr. Dolan and all other members of the Audit Committee are “independent” as defined by the rules and regulations of the Securities and Exchange Commission and Marketplace Rule 4200(a)(15) of the NASD.

(1)	Mr. Hutcherson resigned from the boards of both Financial and the Bank effective December 31, 2004.

Nominating Committees of Financial and the Bank

The Nominating Committees of the boards of Financial and the Bank review and recommend candidates for nomination to their respective boards for expired or otherwise vacant seats. During fiscal year ended December 31, 2004 the Nominating Committee of the board of directors of both Financial and the Bank was comprised of Messrs. Counts, Giles, and Hutcherson. In 2005, the Nominating Committee will be comprised of Ms. Clark and Messrs. Giles and Counts. For the year ended December 31, 2004 the Nominating Committee had one (1) meeting. All members of the Nominating Committee are “independent” as defined by the rules and regulations of the Securities and Exchange Commission and Marketplace Rule 4200(a)(15) of NASD. The Nominating Committee has a written charter, a copy of which is available at the “Investor Relations” section of the Bank’s website: www.bankofthejames.com. Currently, Financial does not consider candidates recommended by shareholders. This policy is based, among other things, on the fact that Financial has been an operating entity for less than two years and Financial’s sole business at this time is the ownership of the Bank, which itself has been in existence for less than six years. With the exception of Dr. Petticolas (who assumed office on February 10, 2005), each of the incumbent directors was an organizer of the Bank. Financial believes it to be beneficial for the board of directors to be comprised of individuals with the types of expertise and scope currently represented on the board and during these critical first years of the Bank and Financial, the Nominating Committee is best positioned to identify such individuals. Additionally, during the Bank’s organization, to insure accountability, the Bank’s regulators expressed a strong preference that the board of directors not consist of more than eight to ten members. The Bank’s experience has confirmed the wisdom of this advice. The Nominating Committee considers share ownership, business experience and expertise, character, particular goals and needs of Financial for additional competencies or characteristics, educational background, and board experience in evaluating potential nominees. For the year ended December 31, 2004 the Nominating Committees of Financial and the Bank each had one (1) meeting.

Loan Committee of the Bank

The Loan Committee of the board of the Bank reviews and approves loan portfolio activities, reviews and makes recommendations on specific large loan requests, reviews and recommends action on requests by officers and directors of the Bank, and reviews and approves credit ratings assigned to specific loans within the loan portfolio. During fiscal year ended December 31, 2004 the Loan

Committee of the board of directors was comprised of Messrs.. Pettyjohn, Chapman, Counts, Hutcherson, White, and Hughes. During 2005, the Loan Committee will consist of Messrs. Pettyjohn, Chapman, Counts, Dolan, Hughes, White, and Dr. Zechini. For the year ended December 31, 2004 the Loan Committee had seventeen (17) meetings.

Investment Committee of the Bank

The Investment Committee of the board of the Bank reviews, approves, and actively oversees the management of the Bank’s investment policy. In addition, the Investment Committee monitors the practices of the investment officer with regard to the Bank’s investment portfolio. During fiscal year ended December 31, 2004 the Investment Committee was comprised of Messrs.. Dolan, Chapman, Giles, and Hughes and Dr. Zechini,. For the year ended December 31, 2004 the Investment Committee had three (3) meetings.

Compensation Committee of the Bank

The Compensation Committee of the board of the Bank reviews, recommends, and approves compensation for the employees of the Bank. During fiscal year ended December 31, 2004 the Compensation Committee of the board of directors was comprised of Ms. Clark and Messrs. Dolan and White. For the year ended December 31, 2004 the Compensation Committee had one (1) meeting.

Communications with Members of the Board

Shareholders may communicate with the board of directors by mailing written communications to the attention of J. Todd Scruggs, Secretary to the board of directors at the principal office of Financial at 828 Main St., Lynchburg, VA 24504. All such communications are reviewed by the Secretary to the board and submitted to the board of directors unless they are deemed non-substantive.

Security Ownership of Management

The following table sets forth information as of March 15, 2005 regarding the number of shares of Common Stock of Financial beneficially owned by (1) each director, (2) each executive officer, and (3) directors and executive officers as a group. The address of each director and executive officer is c/o Bank of the James Financial Group, Inc., 828 Main Street, Lynchburg, VA 24504.

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Security Ownership of Management

Name and Position	Common Stock Beneficially Owned (1)	Percentage of Class (2)
Robert R. Chapman III (3) Director, President	58,575	3.78

Donna S. Clark (4) Director	19,800	1.28

Ted F. Counts (5) Director	16,500	1.06

Ronald V. Dolan Director	16,500	1.06

Donald M. Giles Director	16,500	1.06

James R. Hughes, Jr (6). Director	66,165	4.27

Augustus A. Petticolas, Jr. . Director	775	*

Thomas W. Pettyjohn, Jr . Director	4,125	*

Kenneth S. White (7) Director	17,325	1.12

Richard R. Zechini (8) Director	19,800	1.28

J. Todd Scruggs (9) Secretary, Treasurer, EVP and CFO of the Bank	28,133	1.81

Martin E. Waltemeyer (10) EVP and COO of the Bank	16,665	1.07

All present directors and executive officers as a group (12 persons) (11)	280,863	18.11

*	Less than 1%.

(1)	For purposes of this table, beneficial ownership has been determined in accordance with the provision of Rule 13d-3 of the Securities Exchange Act of 1934 under which, in general, a person is deemed to be the beneficial owner of a security if he has or shares the power to vote or direct the voting of the security or the power to dispose of or direct the disposition of the security, or if he has the right to acquire beneficial ownership within sixty days. Beneficial ownership also includes any shares held in the name of an individual’s spouse, minor children or other relatives living in the individual’s home. Share totals are adjusted to reflect the 10% stock dividend paid on January 27, 2004 and the 50% stock dividend paid on March 4, 2005.

(2)

The ownership percentage of each individual is calculated based on the total of 1,550,968 shares of common stock that were outstanding as of March 15, 2005, plus the number of shares that can be issued to the individual within sixty days of March 15, 2005 upon the exercise of stock options held by the individual. Shares of common stock that are subject to exercisable stock options are deemed to be outstanding for the purpose of computing the percentage of outstanding common stock owned by any person or group but are not deemed outstanding for the purpose of computing the percentage of common stock owned by any other person or group.

(3)	Includes 37,950 shares purchasable upon exercise of options exercisable within 60 days of March 15, 2005.

(4)	Includes beneficial ownership of 1,650 shares held by Ms. Clark’s minor son and 1,650 shares held by Ms. Clark’s minor daughter.

(5)	Includes beneficial ownership of 6,435 shares owned by Mr. Counts’ wife in her individual retirement account. Mr. Counts’ term as a director expires at the Meeting.

(6)	Includes 49,500 shares purchasable upon exercise of options exercisable within 60 days of March 15, 2005 and 165 shares owned by Mr. Hughes’ wife.

(7)	Includes beneficial ownership of 15,000 shares held in a revocable trust of which Mr. White is the trustee and beneficiary and 825 shares owned by Mr. White’s wife.

(8)	Includes beneficial ownership of 2,475 shares held in trust for which Dr. Zechini serves as trustee.

(9)	Includes 24,750 shares purchasable upon exercise of options exercisable within 60 days of March 15, 2005 and 83 shares owned by Mr. Scruggs’ wife.

(10)	Includes 14,025 shares purchasable upon exercise of options exercisable within 60 days of March 15, 2005 and beneficial ownership of 2,310 shares held as joint tenants with Mr. Waltemyer’s wife, 165 shares owned by Mr. Waltemyer’s daughter, and 165 shares owned by Mr. Waltemyer’s granddaughter.

(11)	See notes 1 through 11.

Executive Officers Who are Not Directors

Name and Age	Executive Officer Since	Principal Occupation
J. Todd Scruggs, 37	1999	Secretary, Treasurer, and Secretary to the Board of Financial since 2004. Secretary to the Board of the Bank and Executive Vice President and Chief Financial Officer of the Bank since January, 2003. Mr. Scruggs served as Vice President of the Bank, with responsibilities in operations, investment and financial analysis from 1999 to December, 2002. Mr. Scruggs was an Organizer of Bank of the James from June, 1998 to July, 1999. Previously, Mr. Scruggs was a Financial Consultant and Investment Representative at Crestar Investment Group.

Martin E. Waltemyer, 56	1999	Executive Vice President and Chief Operations Officer of the Bank since December, 2003. Previously Mr. Waltemyer served as Senior Vice President of Operations of the Bank since 1999. Previously, Mr. Waltemyer worked for Central Fidelity National Bank as Senior Vice President, Commonwealth Region from 1995 through 1998.

Executive Compensation

The officers of Financial presently are serving without compensation from Financial. They are, however, compensated by the Bank for services rendered as officers of the Bank. The table below summarizes certain information with respect to compensation paid by the Bank to the certain employees of the Bank who perform policy making duties for Financial for services rendered in all respects for the fiscal year ended December 31, 2004.

Summary Compensation Table—2004

	Year	Annual Compensation		Long Term Compensation
Name and Principal Position		Salary ($)	Bonus ($)	Awards Options/ SARS (#)(1)	All Other Compensation ($) (2)
Robert R. Chapman III	2004	$130,000	$—	4,500	$4,646
President	2003	111,948	7,000	9,900	1,359
	2002	95,000	10,000	8,250	1,194
J. Todd Scruggs	2004	$105,000	$—	3,000	$6,371
Secretary, Treasurer	2003	90,000	5,000	6,600	5,661
	2002	—	—	—	—
James R. Hughes, Jr.	2004	$—	$—	—	$—
Vice Chairman	2003	140,000	—	—	14,313
	2002	160,000	—	—	14,340

(1)	Share totals are adjusted to reflect the 10% stock dividend paid on January 27, 2004 and the 50% stock dividend paid on March 4, 2005.

(2)	“All Other Compensation” consists entirely of matching contributions made under Alliance Bank’s 401(k) plan, life insurance premiums, and club dues.

Stock Option Plan

The following table shows for each of the named executive officers (1) the number of stock options that were granted during 2004, (2) the number and percentage of options granted to the named executive officers individually and as a group, (3) the total number and percentage of options granted to all employees as a group, (4) the exercise price, and (5) the expiration date.

Option Grants During Year Ended December 31, 2004

Name	Number of Securities Underlying Options/SARs Granted (#)(1)	Percent of Total Options/SARs Granted to Employees in Fiscal Year (2)	Exercise or Base Price ($/Sh) (3)	Expiration Date
Robert R. Chapman III	4,500	10.56%	$16.67	12/9/2014
J. Todd Scruggs	3,000	7.04%	$16.67	12/9/2014
Martin E. Waltemyer	4,500	10.56%	$16.67	12/9/2014
Named Executive Officers as a group	12,000	28.17%
All employees, as a group	42,600	100.00%

(1)	Share totals are adjusted to reflect the 10% stock dividend paid on January 27, 2004 and the 50% stock dividend paid on March 4, 2005.

(2)	Options to purchase a total of 42,600 shares of Common Stock were granted to employees during the year ended December 31, 2004.

(3)	Stock options were awarded at the fair market value of the shares of Common Stock at the date of award.

In the year ended December 31, 2004 no stock options were exercised by any of the named executive officers. The following table sets forth the amount and value of stock options held by the named executive officers as of December 31, 2004.

Fiscal Year End Option Values

	Number of Securities Underlying Unexercised Options at Fiscal Year End (#)		Value of Unexercised In- the-Money Options at Year End ($) (1)
Name	Exercisable(2)	Unexercisable	Exercisable	Unexercisable
James R. Hughes, Jr.	49,500	—	$808,335	$—
Robert R. Chapman III	37,950	9,450	619,724	154,319
J. Todd Scruggs	24,750	6,300	404,168	102,879
Martin E. Waltemyer	14,025	6,975	229,028	113,902

(1)	The value of in-the-money options at fiscal year end is calculated by determining the difference between the closing price of a share of Common Stock of Financial of $16.33 (adjusted to reflect the 50% stock dividend paid on March 4, 2005) as reported on the Over the Counter Bulletin Board on December 31, 2004 (the last day in 2004 in which a trade occurred) and the exercise price of the options.

(2)	Share totals are adjusted to reflect the 10% stock dividend paid on January 27, 2004 and the 50% stock dividend paid on March 4, 2005.

Securities Authorized for Issuance Under Equity Compensation Plans

The following table summarizes information concerning Financial’s equity compensation plans at December 31, 2004 (adjusted to reflect the 10% stock dividend paid on January 27, 2004 and the 50% stock dividend paid on March 4, 2005).

Plan Category	Number of Shares to be Issued Upon Exercise of Outstanding Options	Weighted Average Exercise Price of Outstanding Options	Number of Shares Remaining Available for Future Issuance Under Equity Compensation Plans (Excluding Shares Reflected in First Column)
Equity compensation plans approved by shareholders —1999 Stock Option Plan of Bank of the James	252,233	$9.83	62,085
Equity compensation plans not approved by shareholders	N/A	N/A	N/A
Total	252,233	$8.53	62,085

Compensation and Other Employment Arrangements

Mr. Hughes currently is employed by the Bank in an advisory capacity under the terms of an employment agreement dated November 11, 1998 and amended on December 21, 2000 and January 10, 2002 (the “Employment Agreement”). Pursuant to the Employment Agreement, Mr. Hughes was employed by the Bank as Chief Executive Officer and Vice Chairman from January 1, 2003 to December 31, 2003 and as President and Chief Executive Officer from January 1, 1999 to December 31, 2002. Under the terms of the Employment Agreement, Mr. Hughes received an initial sum of $25,000 to cover expenses of relocating to Lynchburg and assisting with the organization of the Bank in 1998. Mr. Hughes received a base salary of $108,000 in 1999, a base salary of $120,000 in 2000, a base salary of $144,000 in 2001, a base salary of $160,000 in 2002, and a base salary of $140,000 in 2003. Under the Employment Agreement, Mr. Hughes served as CEO of the Bank until December 31, 2003. Having completed his service as CEO of the Bank, Mr. Hughes has agreed to serve in an advisory capacity until October 31, 2005, for which he will be paid $6,250 per month. Mr. Hughes and his wife will be covered under a medical insurance policy paid by the Bank until October 31, 2005. Under the terms of the Employment Agreement, Mr. Hughes received stock options to purchase 30,000 shares of Common Stock of the Bank (adjusted to 49,500 in accordance with the 10% stock dividend paid January 27, 2004 and the 50% stock dividend paid on March 4, 2005), which grant was approved by the shareholders at the 2000 Annual Meeting. Options to purchase all 49,500 shares have vested. Under the Employment Agreement, these options were to be granted at the greater of market price or book value at time of grant, subject to shareholder approval of a suitable stock option plan, which approval was received at the 2000 Annual Meeting of Shareholders. The Employment Agreement also provides for certain payments to Mr. Hughes in the event of a change of control or acquisition of the Bank prior to October 31, 2005.

Transactions With Management

Some of the directors and officers of the Bank are at present, as in the past, customers of the Bank and the Bank has had, and expects to have in the future, banking transactions in the ordinary course of its business with directors, officers, principal shareholders and their associates, on substantially the same terms, including interest rates and collateral on loans, as those prevailing at the same time for comparable transactions with others. These transactions do not involve more than the normal risk of collectibility or present other unfavorable features.

Pursuant to a lease dated October 9, 2003, the Bank leases its facilities located at 828 Main Street, Lynchburg, Virginia (the “Main Street Branch”) from a limited liability company in which Ted F. Counts, a director of Financial and the Bank, has an ownership interest. Under the terms of the lease, the annual rent for the Main Street Branch is approximately $120,000 and the landlord is responsible for payment of taxes, insurance and maintenance. The lease has an initial term of ten years from the date of acceptance. Subject to certain rent increases set forth in the lease, the Bank has the option to extend the lease by two additional five year periods. During the fiscal year ended December 31, 2004, the Bank made lease payments totaling approximately $42,000 on this lease. The Bank obtained an independent third-party appraisal that concluded that the rate that the Bank is paying at or below market rate rent for the space. The transaction was on terms favorable to the Bank.

Any future transactions between the Bank and its officers and directors, as well as transactions with any person who acquires 5% or more of the Financial’s voting stock will be on substantially the same terms, including interest rates and security for loans, as those prevailing at the time for comparable transactions with others.

There are no legal proceedings to which any director, officer, principal shareholder or associate is a party that would be material and adverse to the Bank.

AUDIT COMMITTEE REPORT

The Audit Committee has reviewed and discussed the audited financial statements for the year ended December 31, 2004 with management and the independent auditors, Cherry, Bekaert & Holland, L.L.P. (“CBH”). Management represented to the Audit Committee that the Bank’s financial statements were prepared in accordance with the standards of the Public Company Accounting Oversight Board (United States), and the Audit Committee has reviewed and discussed the financial statements with management and the independent auditors. The discussions with CBH also included the matters required by Statement on Auditing Standards No. 61 (Communication with Audit Committees).

CBH provided to the Audit Committee the written disclosures and the letter regarding its independence as required by Independence Standards Board Standard No. 1 (Independence Discussions with Audit Committees). This information was discussed with CBH.

Based on the discussions with management and CBH, the Audit Committee’s review of the representations of management and the report of CBH, the Audit Committee recommended to the board of directors that the audited financial statements be included in Financial’s Annual Report on Form 10-KSB to be filed with the Securities Exchange Commission for the year ended December 31, 2004.

Submitted by the Audit Committee of the Bank’s Board of Directors.

Donna S. Clark—Chair

Ted F. Counts

Ronald V. Dolan

Kenneth S. White

Richard R. Zechini

Audit and Non-Audit Fees

Audit Fees

The aggregate fees of CBH billed for professional services rendered for the audit of the Bank’s annual financial statements and for the review of the financial statements included in the Bank’s Forms 10-QSB for 2004 and 2003 were $27,825 and $20,188 (inclusive of fees for certain year end tax services) respectively.

Audit-Related Fees

CBH did not bill the Bank any sums in addition to those set forth above for assurance and related services related to the performance of the audit or review of the financial statements in either of the last two (2) fiscal years.

Tax Fees

The aggregate fees of CBH billed for tax services including tax compliance, tax advice (including procurement of tax credit), and tax planning for 2004 and 2003 were $3,567 and $952, respectively.

All Other Fees

CBH did not bill the Bank for fees during either of the past two (2) years other than as set forth under “Audit Fees” and “Tax Fees” above.

Audit Committee Pre-Approval Policies and Procedures

It is the policy of the Audit Committee that Financial’s independent auditor may provide only those services that have been pre-approved by the Audit Committee. Unless a type of service to be provided by the independent auditor has received general pre-approval, it requires specific pre-approval by the Audit Committee. The term of any general pre-approval is 12 months from the date of pre-approval, unless the Audit Committee or a related engagement letter specifically provides for a different period. The Audit Committee will annually review and pre-approve the services that may be provided by the independent auditor without obtaining specific pre-approval.

Requests or applications to provide services that require specific approval by the Audit Committee must be submitted to the Audit Committee by both the independent auditor and the Chief Financial Officer, and must include a joint statement as to whether, in their view, the request or application is consistent with the Securities and Exchange Commission’s rules on auditor independence.

Section 16(a) Beneficial Ownership Reporting Compliance

Section 16(a) of the Securities Exchange Act of 1934 requires the Bank’s executive officers and directors, and any persons who own more than 10% of the Bank’s common stock, to file reports of ownership and changes in ownership of Bank common stock with the Federal Reserve Board prior to January 1, 2004. After January 1, 2004 Section, 16(a) of the Securities Exchange Act of 1934 requires Financial’s executive officers and directors, and any persons who own more than 10% of Financial’s common stock, to file reports of ownership and changes in ownership of Financial’s common stock with Securities Exchange Commission. Based solely upon Financial’s review of the copies of the forms which it has received and any written representations from the Company’s directors, executive officers and ten percent shareholders, Financial is not aware of any failure of any such person to comply with the requirements of Section 16(a), except that each of Mr. Chapman, Mr. Scruggs, and Mr. Waltemyer each inadvertently filed late five (5) Forms 4 reporting option grants.

PROPOSAL TWO

RATIFICATION OF INDEPENDENT AUDITORS

The board has appointed, subject to ratification by the shareholders, Cherry, Bekaert & Holland, L.L.P., Lynchburg Virginia (“CBH”) as independent public accountant to audit the books of Financial for the fiscal year 2005.

The board has determined that it would be desirable to request the shareholders to ratify the board’s selection of CBH as independent public accountants to audit the books and accounts of Financial for the fiscal year ended December 31, 2005. This proposal is designated as Item No. 2 in the enclosed Proxy.

THE BOARD OF DIRECTORS RECOMMENDS THAT THE SHAREHOLDERS VOTE “FOR” RATIFICATION OF CHERRY, BEKAERT & HOLLAND, L.L.P. AS INDEPENDENT AUDITORS FOR THE FISCAL YEAR ENDING DECEMBER 31, 2005.

AUDITORS

CBH served as independent auditors for the Bank for the year 2004. Representatives from the firm are expected to be present at the Meeting with the opportunity to make a statement and to answer any questions you may have.

CBH has advised Financial that neither it nor any of its members have any direct financial interest or material indirect financial interest in the securities of Financial or in connection with Financial and/or the Bank in the capacity of promoter, underwriter, voting trustee, director, officer or employee.

ANNUAL REPORT AND FINANCIAL STATEMENTS

A copy of Financial’s Annual Report to Shareholders for the year ended December 31, 2004 has been furnished to the shareholders. Financial’s Annual Report on Form 10-KSB for the year ended December 31, 2004 is available without charge to any shareholder requesting the same. Additional copies of the Annual Report to Shareholders and copies of the Annual Report on Form 10-KSB may be obtained by written request to J. Todd Scruggs, Secretary of the board of directors at 828 Main Street, Lynchburg, VA 24504. The Form 10-KSB is not a part of the proxy solicitation materials.

DATE OF RECEIPT OF SHAREHOLDER PROPOSAL TO BE PRESENTED AT NEXT ANNUAL MEETING

All shareholder proposals intended to be presented at the 2006 Annual Meeting of the Stockholders of Financial must be received by Financial at its principal office for inclusion in Financial’s proxy statement and form of proxy relating to that meeting no later than January 1, 2006. If such proposal complies with all the requirements of Rule 14a-8 of the Exchange Act, it will be included in the proxy statement and set forth in the proxy card issued for the next Annual Meeting of Shareholders. It is urged that any such proposals be sent by certified mail, return receipt requested.

OTHER MATTERS

The board of directors is not aware of any matters to be presented for action at the Meeting other than as set forth herein. However, if any other matters properly come before the Meeting, or any adjournment thereof, the person or persons voting the proxies will vote them in accordance with their best judgment.

BY ORDER OF THE BOARD OF DIRECTORS

J. Todd Scruggs, Secretary

Lynchburg, Virginia

April 1, 2005

BANK OF THE JAMES FINANCIAL GROUP, INC. ANNUAL MEETING OF SHAREHOLDERS — THURSDAY, MAY 12, 2005

THIS PROXY IS SOLICITED BY THE BOARD OF DIRECTORS

The undersigned hereby appoints ROBERT R. CHAPMAN III, RONALD V. DOLAN, and JAMES R. HUGHES, JR., any one of whom may act, as proxies, each with full power of substitution, and hereby authorizes each of them to represent and vote, as designated below, all of the shares of Common Stock of Bank of the James Financial Group, Inc. held of record by the undersigned on March 25, 2005, at the Annual Meeting of Shareholders to be held on May 12, 2005 at 4:00 p.m., or any postponement or adjournment thereof, as follows:

To elect as directors the persons set forth as nominees below for the terms set forth below:

1. For terms expiring in 2008, 01—Robert R. Chapman III, 02—Donna Schewel Clark, 03—Augustus A. Petticolas, Jr., and 04—Richard R. Zechini

FOR

WITHHOLD

FOR ALL EXCEPT

Instruction: To withhold authority to vote for any individual nominee, mark “For All Except” and strike out that nominee’s name above.

2. To approve the appointment of Cherry, Bekaert & Holland, L.L.P. as independent auditors for the year ended December 31, 2005.

FOR

AGAINST

ABSTAIN

The Board of Directors recommends a vote “FOR” each of the above propositions.

This proxy will be voted as directed, but if no directions are specified, this signed proxy will be voted for the propositions stated. If any other business is presented at such meeting, this proxy will be voted by those named in the proxy in their best judgment.

This space intentionally left blank

Should the undersigned be present and elect to vote at the Meeting, or any postponements or adjournments thereof, and after notification of the undersigned’s decision to terminate this proxy is provided to the Secretary of the Board of Directors at the Meeting, the power of said proxies will be deemed terminated and of no further force and effect. The undersigned may also revoke this proxy by filing a subsequently dated proxy or by notifying the Secretary of the Board of Directors of his or her decision to terminate this proxy.

PLEASE CHECK HERE IF YOU PLAN TO ATTEND THE MEETING.

Dated:, .

Please sign exactly as your name appears on this proxy card, date, and mail this proxy promptly in the enclosed postage-prepaid envelope. When signing as an attorney, executor, administrator, trustee, or guardian, please give your full title. If shares are held jointly, each holder should sign.

YOUR VOTE IS IMPORTANT

VOTE TODAY IN ONE OF THREE WAYS:

1. VOTE BY TELEPHONE: After you call the phone number below, you will be asked to enter the control number at the bottom of the page. You will need to respond to only a few simple prompts. Your vote will be confirmed and cast as directed.

Call toll-free in the U.S. or Canada at

1-866-626-4508 on a touch-tone telephone

OR

2. VOTE BY INTERNET:

Log-on to www.votestock.com

Enter your control number printed below

Vote your proxy by checking the appropriate boxes

Click on “Accept Vote”

OR

3. VOTE BY MAIL: If you do not wish to vote by telephone or over the internet, please complete, sign, date, and return the above proxy card in the pre-paid envelope provided.

YOUR CONTROL NUMBER IS:

You may vote by telephone or Internet 24 hours a day, 7 days a week.

Your telephone or Internet vote authorizes the named proxies to vote in the same manner as if you marked,

signed, and returned your proxy card